UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2010

Diligent Board Member Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 West 37 St. 8th Floor
New York, NY 10018
 (Address of principal executive offices) (Zip Code)

(212) 741-8181
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2010, Sharon Daniels is no longer Chief Marketing Officer of Diligent Board Member Services, Inc. (the “Company”). Ms. Daniels is a member of the Company's Board of Directors and will continue to serve in this capacity.

Diligent has engaged the Yankee Hill Company, a consultant group already involved with the Company’s marketing effort, to manage the day to day marketing functions of Diligent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILIGENT BOARD MEMBER SERVICES, INC.

Date: August 9, 2010	By:	/s/ Robert Norton
Robert Norton
Executive Vice President and General Counsel